Item 1: Report to Shareholders

Personal Strategy Growth Fund	November 30, 2006

The views and opinions in this report were current as of November 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

U.S. stocks produced strong returns in the six-month period ended November 30, 2006. Falling commodity prices, favorable corporate earnings reports, a quickened pace of merger and acquisition activity, and a pause in the Fed’s short-term interest rate increases combined to create a positive environment for equities. Moderating economic growth and lower inflation expectations helped the U.S. bond market rally during the summer and early fall. Non-U.S. stocks also performed well, and the weakened dollar boosted returns for U.S. investors. The Personal Strategy Funds generated favorable returns for the 6- and 12-month periods ended November 30, 2006.

MARKET ENVIRONMENT

The nation’s economy expanded at a robust annualized rate of 5.6% in the first quarter but moderated significantly as the year progressed. The economy grew by just 2.6% in the second quarter, and slowed further to 2.2% in the third quarter, according to current estimates. The slackening economy reflected a much cooler housing market and decelerating manufacturing activity. Consumer spending, which buoyed the economy for the past three years, dropped off due to higher interest rates, constricting home equity values, and modest increases in personal income.

Energy prices declined from their peaks earlier in the year, but “core” inflation, which excludes volatile food and energy prices, has remained higher than the Federal Reserve officials’ comfort level. To dampen inflation pressures, the central bank raised the federal funds target rate to 5.25% at the end of June—its highest level in more than five years. Since its June 29 meeting, the Fed has refrained from raising short-term rates. In subsequent meetings, Fed officials have noted that “some inflation risks remain” and have kept open the possibility of additional rate increases next year.

Despite the Fed tightening in the first half of 2006, longer-term Treasury yields haven’t moved much from where they were a year ago, but short-term rates are much higher, as shown on page 1. The fixed-rate 10-year Treasury note yielded 4.48% in November 2005, and one year later, the yield was nearly the same at 4.46%. The 90-day Treasury bill yield was more volatile and climbed to 5.02% at the end of November 2006 from 3.93% a year ago, an increase of 109 basis points. (One hundred basis points equal one percentage point.)

Yields peaked in June, and the slower economy, particularly in the housing market, paved the way for a meaningful summer rally in long-term Treasury, investment-grade corporate, and high-yield bonds. The yields of 5- and 10-year Treasury notes fell below the overnight fed funds rate of 5.25%, where they remain as we write this report. This inversion of the Treasury yield curve—where short-term rates are greater than long-term rates—historically has been the harbinger of an economic slowdown. The market is currently predicting that the Fed will ease interest rates in 2007.

The Fed’s desire to lower inflationary pressures and create a period of below-average growth that allows inflation and interest rates to ease without precipitating a recession—the so-called “soft landing”—boosted U.S. equities in the last six months. Large-cap shares outperformed small-cap during the six-month period ended November 30, 2006, as shown in the table. Value stocks continued their multiyear outperformance over growth, but more recently, growth stocks have been narrowing the gap.

Non-U.S. stocks, which had outpaced U.S. equities in earlier periods, performed in line with large-cap U.S. stocks. Developed European markets posted solid gains, but Japanese stocks declined slightly. Despite a sharp sell-off in May and June, emerging markets regained most of their lost ground, with Latin America outperforming other regions.

PERFORMANCE AND STRATEGY REVIEW

Asset allocations for the Personal Strategy Funds can vary by 10 percentage points above or below the benchmarks that have been established for each fund, and the funds’ investment committee meets monthly to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund. Economic fundamentals and market conditions drive these allocation changes.

For the last six months, we have maintained an overweight to stocks. With stocks outperforming bonds during that period, the emphasis on stocks was beneficial. More recently, in light of the lower expectations for U.S. economic growth, we have been trimming our stock allocation. We also reduced our allocation to cash and short-term bonds and increased our exposure to investment-grade bonds. These changes helped us benefit from the summer’s bond market rally when yields declined and bond values climbed. (Bond prices and yields move in opposite directions.)

Among our stock holdings, we maintained an overweight to high-quality, large-cap growth stocks. During the past year, large-cap value stocks outperformed large-cap growth, and our positioning detracted from performance, even though growth began to narrow the gap during the past few months. Nevertheless, we believe the market has entered a period of solid, but slowing, earnings growth and that investors are likely to pay a premium for those high-quality large-caps whose earnings grow faster than the market. Following a prolonged period of outperformance that lasted longer than we thought it would, we continued to underweight our allocation to small-cap companies, whose valuations are no longer as compelling as they had been earlier. Our decision to cut back on small-caps early hurt our one-year results but aided our performance during the past six months.

Within our fixed-income holdings, over the past 12 months we have increased our allocation to investment-grade bonds. We are moderately underweight in high-yield bonds because of the rich valuations in that sector.

Despite a downturn at the beginning of this reporting period, strong gains in non-U.S. markets helped extend their multiyear rally into 2006 and boosted the funds’ performance for the period. Given several years of solid performance by non-U.S. equities and more balanced prospects for growth between U.S. and non-U.S. companies, we have a neutral allocation in non-U.S. equity markets. In the EAFE-related markets (Europe, Australasia, and the Far East), we believe valuations are reasonable. Even though economic growth in the developed markets of Europe and Japan has been lackluster, many companies have been able to use productivity gains to squeeze more earnings out of their modest revenue growth.

Among our major equity holdings, we find General Electric attractive because its core industrial, health care, and financial businesses remain strong. In addition, its financial services segment is now poised for strong international growth. Microsoft, the software giant, reported a drop in profits earlier this year, but the company is well positioned for the next year with strong sales of server software, Xbox 360 consoles, and the release of its new Vista operating system. The company also announced plans to buy back up to $40 billion of its stock. American International Group, the international insurance company, continues to post strong results and carry through with important strategic initiatives, particularly in the fast-growing Asian markets. (Please refer to each fund’s portfolio of investments for a complete listing of holdings and the amount each represents in each portfolio.)

PERSONAL STRATEGY INCOME FUND

The Personal Strategy Income Fund’s investment objective is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.

The Personal Strategy Income Fund posted gains for the 6- and 12-month periods ended November 30, 2006, as shown in the table. The fund was mostly in line with the Combined Index Portfolio and outpaced the Lehman Brothers U.S. Aggregate Index for the 6- and 12-month periods, aided by our heavier exposure to stocks relative to bonds and the strong performance of our non-U.S. equities. Our portfolio of high-yield bonds underperformed its benchmark because we had less exposure to the sector’s riskier and lower-rated securities, which did better during the 12-month period.

At the end of the period, 43.7% of the fund’s net assets were in bonds, representing an increase since our last report. Stock holdings were 44.0%, slightly less than six months ago. Cash decreased to 12.3%, an allocation much lower than our neutral weighting. Over the last six months, we also reduced the allocation to large-cap stocks and increased our holding of investment-grade bonds.

PERSONAL STRATEGY BALANCED FUND

The Personal Strategy Balanced Fund’s investment objective is to generate the highest total return consistent with an equal emphasis on income and capital appreciation. The typical asset mix of securities is 60% stocks, 30% bonds, and 10% cash, although allocations can vary by as much as 10 percentage points above or below these levels. This asset allocation entails higher risk but also a higher potential return over the long term than the Personal Strategy Income Fund.

The Personal Strategy Balanced Fund posted gains for the six- and 12 months ended November 30, 2006, as shown in the table. The fund slightly lagged the Combined Index Portfolio and the Merrill Lynch-Wilshire Capital Market Index for the six-month period and the Combined Index Portfolio for the 12-month period. The portfolio’s large-cap growth and small-cap holdings trailed the Wilshire 5000 U.S. equity benchmark, contributing to underperformance. Additionally, the portfolio’s overweight to the large-cap growth sector was a negative contributor over the last 12 months. We outperformed the Merrill Lynch-Wilshire Capital Market Index Portfolio over that period, however.

We continue to underweight fixed income, but over the past six months, we increased the target allocation. The fund’s fixed-income allocation ended the reporting period at 33%, less than our neutral level of 40%.

Within fixed income, bonds made up 30.75% of the portfolio at the end of November while the fund’s cash position decreased to 2.7%, a shade lower than six months ago. As mentioned in the Performance and Strategy Review section, we still maintain a relatively heavier stock allocation (64.2% compared with a neutral weighting of 60.0%). Among stocks, we maintain an underweight to small-caps and favor large-cap growth names.

PERSONAL STRATEGY GROWTH FUND

The Personal Strategy Growth Fund’s investment objective is to seek capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bonds and money market securities, although allocations can vary by as much as 10 percentage points above or below these levels. This asset allocation entails higher risk but also a higher potential return over the long term than the Personal Strategy Income and the Personal Strategy Balanced Funds.

The Personal Strategy Growth Fund posted gains for the six and 12 months ended November 30, 2006, as shown in the table. The fund underperformed the Combined Index Portfolio for the 6- and 12-month periods. The portfolio’s large-cap growth and small-cap holdings trailed the Wilshire 5000 U.S. equity benchmark, contributing to underperformance. Additionally, the portfolio’s overweight to the large-cap growth sector was a negative contributor over the last 12 months. We outperformed the Merrill Lynch-Wilshire Capital Market Index, however, due to our heavier exposure to stocks relative to bonds and the strong performance of our equity holdings.

We made a few changes in the fund’s stock and bond allocations. Since the fund’s primary objective is growth, we maintain a large position in equities—83.5% at the end of this period, which is about 1.5% less than what had been our weight six months ago. As a result of our decision to shift a small allocation from stocks to bonds, our bond position of 15.3% has increased from the 13.7% allocation at the end of the last reporting period. As mentioned in the Performance and Strategy Review section, we maintain an overweight in stocks versus bonds. Among stocks, we maintain an underweight in small-caps and favor large-cap growth.

OUTLOOK

As we write this letter, markets around the world are experiencing gains. Although we do not necessarily believe that equity markets will outperform fixed income for the next three to six months, we believe the environment remains supportive for equities. Profit growth will likely remain solid, but the rate of growth should decelerate as higher interest rates, commodities, and labor costs take their toll on corporate earnings growth. We believe that large-cap underperformance in 2006 has created attractive valuations, and, in an environment of slower earnings growth, those quality large-cap growth companies that offer consistent earnings increases should command a premium. Our results during the past six months point to the strength of our investment approach, which incorporates a disciplined strategy, broad diversification, and a long-term focus. Whatever the near term holds, we believe that shareholders will be well served by the funds’ fundamental commitment to diversification across asset classes.

Respectfully submitted,

Edmund M. Notzon III
Chairman of the funds’ Investment Advisory Committee

December 18, 2006

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Combined Index Portfolios: Unmanaged portfolios composed of the following underlying indexes:

• Personal Strategy Income—40% stocks (34% Dow Jones Wilshire 5000 Composite Index, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Balanced—60% stocks (51% Dow Jones Wilshire 5000 Composite Index, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Growth—80% stocks (68% Dow Jones Wilshire 5000 Composite Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and the Merrill Lynch High Yield II and Domestic Master indexes.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total return basis.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Wilshire 5000 Index: A widely watched total market index that attempts to track the direction of most of the widely traded shares on U.S. exchanges, including small-, mid-, and large-cap issues.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 83.4%		
CONSUMER DISCRETIONARY 9.8%		
Auto Components 0.2%		
Autoliv GDR (SEK) (1)	11,750	683
GKN (GBP)	56,060	322
Koito Manufacturing (JPY) (1)	28,000	407
Strattec Security (2)	1,400	61
Toyoda Gosei (JPY) (1)	15,900	361
TRW (2)	5,200	129
		1,963
Automobiles 0.4%		
Bayerische Motoren Werke (EUR)	22,181	1,225
Harley-Davidson	4,100	303
Honda (JPY)	24,100	853
Piaggio & C S.p.A. (EUR) (2)	89,900	376
Toyota Motor (JPY)	29,500	1,787
Winnebago (1)	700	24
		4,568
Distributors 0.0%		
Keystone Automotive (2)	3,700	133
Pacific Brands (AUD) (1)	126,091	265
		398
Diversified Consumer Services 0.4%		
Corinthian Colleges (1)(2)	17,600	227
H&R Block (1)	150,000	3,600
Matthews International, Class A	10,200	410
		4,237
Hotels, Restaurants & Leisure 1.6%		
Accor (EUR)	9,151	666
Applebee's	8,162	186
BJ's Restaurants (1)(2)	5,000	104
CEC Entertainment (2)	2,800	112

International Game Technology	92,400	4,045
Las Vegas Sands (1)(2)	10,000	916
Marriott, Class A	67,600	3,052
McDonald's	4,700	197
MGM Mirage (2)	23,100	1,242
Mitchells & Butlers (GBP)	32,921	434
Panera Bread, Class A (1)(2)	4,200	241
PF Chang's China Bistro (1)(2)	3,100	112
Red Robin Gourmet Burgers (1)(2)	6,300	217
Ruby Tuesday (1)	3,400	92
Sonic (2)	15,093	354
Texas Roadhouse, Class A (1)(2)	1,600	22
The Cheesecake Factory (1)(2)	9,650	267
Wynn Resorts (1)	56,600	4,972
		17,231
Household Durables 1.3%		
Alpine Electronics (JPY)	11,100	166
Fortune Brands	13,900	1,124
Garmin (1)	27,500	1,399
Goldcrest Company (JPY) (1)	6,250	343
Harman International	40,500	4,206
Haseko (JPY) (1)(2)	71,500	246
Jarden (1)(2)	5,900	218
Newell Rubbermaid	185,400	5,282
Persimmon (GBP)	14,717	423
Sony (JPY)	21,100	834
		14,241
Internet & Catalog Retail 0.4%		
Amazon.com (1)(2)	99,600	4,018
priceline.com (2)	3,600	142
		4,160
Leisure Equipment & Products 0.1%		
Brunswick	6,200	201

MarineMax (1)(2)	5,100	137
Nikon (JPY) (1)	21,000	433
Polaris Industries (1)	600	27
Pool (1)	5,975	245
		1,043

Media 2.1%

Aegis Group (GBP)	227,448	608
Belo Corporation, Class A	6,700	122
Comcast, Class A (2)	139,957	5,663
Disney	101,800	3,364
Emmis Communications (1)	5,200	44
Entercom Communications	3,800	102
Grupo Televisa ADR	66,300	1,742
Informa (GBP)	37,887	422
New York Times, Class A (1)	115,200	2,781
Publicis (EUR)	18,807	729
Sanomawsoy Oyj (EUR)	19,870	551
Scholastic (2)	9,300	310
Television Broadcasts (HKD)	27,000	155
Time Warner	94,900	1,911
Viacom, Class B (2)	56,344	2,113
Vivendi (EUR) (1)	25,493	982
WPP Group (GBP)	24,454	325
WPP Group ADR (1)	2,400	159
Young Broadcasting (2)	3,500	8
		22,091

Multiline Retail 1.6%

Big Lots (1)(2)	6,100	136
Kohl's (2)	101,400	7,057
Lotte Shopping GDR (2)(3)	16,800	338
Nordstrom	91,000	4,461
Target	78,600	4,566
		16,558

Specialty Retail 1.6%		
AC Moore Arts & Crafts (1)(2)	2,800	60
AnnTaylor Stores (2)	12,150	419
Aoyama Trading (JPY)	4,700	132
Bed Bath & Beyond (2)	30,300	1,174
Best Buy	22,500	1,237
Borders Group (1)	12,700	291
Christopher & Banks	7,375	139
Cost Plus (1)(2)	5,900	63
DSG International (GBP)	124,630	478
Esprit Holdings (HKD)	38,500	399
Hibbett Sporting Goods (2)	6,800	214
Home Depot	198,050	7,520
Hot Topic (1)(2)	13,000	174
J Crew Group (1)(2)	1,300	51
Monro Muffler Brake	6,000	224
RadioShack (1)	192,800	3,380
The Finish Line, Class A	3,800	53
Tween Brands (2)	3,700	155
Zale (1)(2)	5,100	157
Zumiez (1)(2)	5,800	178
		16,498
Textiles, Apparel & Luxury Goods 0.1%		
Adidas (EUR) (1)	11,997	592
Coach (2)	2,200	95
Under Armour (2)	1,900	89
Warnaco Group (2)	6,000	155
		931
Total Consumer Discretionary		103,919
CONSUMER STAPLES 5.5%		
Beverages 1.2%		
Cia Cervecerias Unidas ADR	11,300	328

Unilever (GBP)	12,710	341
		8,603
Household Products 1.1%		
Colgate-Palmolive	73,600	4,788
Procter & Gamble	103,625	6,506
		11,294
Personal Products 0.1%		
Bare Escentuals (2)	1,200	36
L'Oreal (EUR)	7,115	718
		754
Tobacco 0.6%		
Altria Group	79,350	6,682
		6,682
Total Consumer Staples		58,452
ENERGY 6.4%		
Energy Equipment & Services 2.4%		
Baker Hughes	109,300	8,026
FMC Technologies (2)	5,800	348
Hanover Compressor (1)(2)	12,500	247
Hydril (1)(2)	2,900	219
Input/Output (1)(2)	8,600	93
Key Energy Services (2)	2,600	40
Saipem (EUR)	36,652	924
Schlumberger	127,800	8,752
Seacor Holdings (1)(2)	6,600	622
Smith International (1)	130,000	5,507
Superior Well Services (1)(2)	200	5
Technip (EUR) (1)	7,070	496
Union Drilling (2)	3,200	45

W-H Energy Services (2)	3,800	181
		25,505
Oil, Gas & Consumable Fuels 4.0%		
Bill Barrett (1)(2)	9,600	302
BP (GBP)	56,689	641
BP ADR	76,794	5,228
Chevron	82,780	5,987
China Petroleum and Chemical (HKD)	642,000	508
CONSOL Energy	8,400	308
Eni S.p.A. (EUR)	56,950	1,867
EOG Resources	18,500	1,305
ExxonMobil	133,942	10,288
Forest Oil (1)(2)	11,300	402
Foundation Coal Holdings	7,400	275
Geomet (1)(2)	3,900	41
Marathon Oil (1)	40,800	3,851
Mariner Energy (2)	11,992	251
Murphy Oil (1)	35,600	1,932
Nippon Mining (JPY)	35,000	255
Nippon Oil (JPY)	27,000	192
Oil Search (AUD)	104,479	280
Petroleo Brasileiro ADR (1 ADR represents 1 preference share)	10,700	908
Royal Dutch Shell, B Shares (GBP)	41,579	1,488
Royal Dutch Shell ADR, Class B	10,085	725
Statoil ASA (NOK)	22,249	618
Total (EUR) (1)	25,853	1,836
Total ADR (1)	32,600	2,329
		41,817
Total Energy		67,322
FINANCIALS 17.2%		
Capital Markets 5.5%		
Affiliated Managers Group (1)(2)	4,100	419

Ameriprise Financial	86,340	4,671
Charles Schwab	206,250	3,783
Close Brothers Group (GBP)	16,846	326
E*TRADE Financial (2)	127,900	3,079
Franklin Resources	51,300	5,476
Goldman Sachs	27,800	5,415
Investors Financial Services (1)	5,100	203
Legg Mason	42,550	4,058
Macquarie Bank (AUD)	11,856	682
Marketaxess Holdings (1)(2)	6,700	96
Mellon Financial	132,200	5,318
Merrill Lynch	40,100	3,506
Morgan Stanley	49,600	3,777
Northern Trust	54,500	3,104
Penson Worldwide (2)	6,100	137
Piper Jaffray Cos (2)	5,900	384
State Street	114,200	7,095
UBS (CHF)	113,918	6,860
		58,389

Commercial Banks 3.3%

Allied Irish Banks (EUR)	20,847	582
Australia & New Zealand Banking (AUD) (1)	49,597	1,114
Banca Intesa (EUR)	96,121	680
Banco Santander Central Hispano (EUR)	106,559	1,937
Bank of Ireland (EUR)	24,843	534
Barclays (GBP)	132,661	1,778
BNP Paribas (EUR)	11,734	1,266
Boston Private Financial (1)	5,200	141
Cascade Bancorp (1)	7,375	223
Chittenden	14,525	437
Citizens Banking (1)	12,200	328
DBS Group (SGD)	78,304	1,070
Fifth Third Bancorp (1)	80,000	3,154
Frontier Financial (1)	5,250	158

Glacier Bancorp (1)	8,642	307
Grupo Financiero Banorte (MXN)	324,332	1,206
HBOS (GBP)	34,685	711
Industrial and Commercial Bank of China (HKD) (2)	445,000	225
KBC (EUR)	5,786	652
Mitsubishi UFJ Financial (JPY)	94	1,200
NORDEA (SEK)	113,507	1,605
Pinnacle Financial Partners (1)(2)	4,400	144
Placer Sierra Bancshares	6,000	140
Preferred Bank, Los Angeles, California	1,500	86
Prosperity Bancshares (1)	8,500	288
Provident Bankshares	7,300	269
Resona Holdings (JPY) (1)	184	545
Royal Bank of Scotland (GBP)	78,137	2,834
Sandy Spring Bancorp (1)	4,900	184
Seacoast Banking, Class A (1)	4,600	110
Signature Bank (1)(2)	4,300	138
Societe Generale (EUR)	4,268	716
Standard Chartered (GBP)	22,524	647
Sumitomo Trust and Banking Company (JPY)	187,000	2,005
Svenska Handelsbanken, Class A (SEK) (1)	33,969	917
Swedbank (SEK)	14,900	523
Texas Capital Bancshares (1)(2)	6,000	117
The Bank of Yokohama (JPY)	86,000	658
UniCredito Italiano S.p.A. (EUR)	153,169	1,324
United Community Banks (1)	1,100	37
Valley National Bancorp (1)	12,246	318
Wells Fargo	92,800	3,270
WestAmerica (1)	8,500	421
Wintrust Financial	1,500	72
		35,071
Consumer Finance 1.3%		
American Express	160,100	9,401
Public Financial Holdings (HKD)	574,000	461

SLM Corporation	72,500	3,323
		13,185

Diversified Financial Services 1.8%

Babcock & Brown (AUD) (1)	43,513	852
Bank of America	64,000	3,446
Chicago Mercantile Exchange Holdings	3,500	1,875
Citigroup	98,503	4,885
Deutsche Boerse (EUR)	6,828	1,144
Fortis (EUR)	17,627	719
ING Groep GDS (EUR)	20,980	896
IntercontinentalExchange (2)	1,300	128
JPMorgan Chase	106,924	4,948
Ricoh Leasing (JPY)	7,700	196
		19,089

Insurance 4.2%

Aegon (EUR)	41,572	755
American International Group	192,562	13,541
Aspen Insurance Holdings	9,000	243
Assured Guaranty	14,100	364
Aviva (GBP)	59,260	919
AXA (EUR) (1)	39,440	1,496
Bristol West Holdings	10,000	155
First Mercury Financial (2)	900	19
Genworth Financial, Class A	90,000	2,952
Hartford Financial Services	21,900	1,878
Infinity Property & Casualty	7,600	343
Insurance Australia (AUD) (1)	125,771	574
Markel (2)	800	358
Marsh & McLennan	308,800	9,703
Milano Assicurazioni (EUR)	60,233	484
Mitsui Sumitomo Insurance (JPY)	55,000	678
Munich Re (EUR)	4,434	723
National Financial Partners	2,700	122

Ohio Casualty	17,900	523
Prudential Financial (1)	36,500	2,974
QBE Insurance (AUD)	33,279	680
Selective Insurance	3,100	172
St. Paul Travelers Companies	81,900	4,243
Swiss Life Holding (CHF)	3,319	818
		44,717
Real Estate Investment Trusts 0.6%		
DiamondRock Hospitality, REIT	6,900	122
EastGroup Properties, REIT (1)	6,800	381
Equity Lifestyle Properties, REIT	2,600	135
Essex Property Trust, REIT	800	106
Galileo Shopping America Trust, REIT (AUD)	510,699	494
LaSalle Hotel Properties, REIT	3,700	163
Mirvac Group (AUD)	82,567	346
Parkway Properties, REIT (1)	3,200	166
PS Business Parks, REIT	4,100	292
Simon Property Group, REIT	41,440	4,226
Washington REIT SBI, REIT (1)	5,800	249
		6,680
Real Estate Management & Development 0.1%		
China Overseas Land & Investment (HKD) (1)	970,000	1,060
Wheelock (HKD)	97,000	177
		1,237
Thrifts & Mortgage Finance 0.4%		
Bradford Bingley (GBP)	48,575	444
Countrywide Credit	45,500	1,807
First Niagara Financial	17,700	254
Harbor Florida Bancshares (1)	10,600	462
Hypo Real Estate Holding (EUR)	7,590	442

NewAlliance Bancshares (1)	21,200	347
		3,756
Total Financials		182,124

HEALTH CARE 12.4%

Biotechnology 2.2%

Actelion (CHF) (1)(2)	2,333	417
Alexion Pharmaceutical (1)(2)	2,700	117
Alkermes (1)(2)	6,300	96
Altus Pharmaceuticals (1)(2)	1,200	22
Amgen (2)	95,900	6,809
Amylin Pharmaceuticals (1)(2)	3,200	128
Biogen Idec (2)	6,700	350
Celgene (1)(2)	57,700	3,216
Cephalon (1)(2)	2,305	172
CSL Limited (AUD) (1)	8,386	393
Cubist Pharmaceuticals (2)	7,300	149
CV Therapeutics (1)(2)	900	11
Cytokinetics (1)(2)	2,300	17
deCode genetics (1)(2)	5,000	22
Genentech (2)	56,800	4,643
Gilead Sciences (2)	76,400	5,036
Incyte Genomics (1)(2)	9,400	49
InterMune (1)(2)	9,900	212
Martek Biosciences (1)(2)	5,200	127
Memory Pharmaceuticals (2)	2,800	7
Myriad Genetics (1)(2)	6,800	207
Neurocrine Biosciences (1)(2)	3,400	31
ONYX Pharmaceuticals (1)(2)	2,800	49
Rigel Pharmaceuticals (1)(2)	4,400	48
Senomyx (1)(2)	4,500	60
Tercica (1)(2)	3,600	18
Theravance (1)(2)	2,000	63
Trimeris (1)(2)	3,800	44

Vertex Pharmaceuticals (2)	10,716	475
		22,988

Health Care Equipment & Supplies 2.5%

Alcon	8,500	932
Analogic	3,300	175
Baxter International	110,500	4,944
Boston Scientific (2)	425,000	6,723
DJO (2)	5,300	225
Edwards Lifesciences (2)	4,500	206
Elekta, B Shares (SEK) (1)	28,859	632
Greatbatch (1)(2)	5,100	133
Home Diagnostics (2)	1,600	19
Integra LifeSciences (2)	9,300	385
Medtronic	95,200	4,963
Northstar Neuroscience (2)	2,300	28
NuVasive (1)(2)	4,800	110
NxStage Medical (1)(2)	5,300	47
ResMed (1)(2)	12,900	645
St. Jude Medical (2)	71,100	2,650
Stereotaxis (1)(2)	3,700	37
Steris	7,300	188
Stryker	58,400	3,029
Thoratec (1)(2)	9,800	144
Wright Medical Group (1)(2)	8,500	203
		26,418

Health Care Providers & Services 3.3%

Aetna	76,400	3,156
AMERIGROUP (2)	6,500	222
AmerisourceBergen	85,200	3,918
Cardinal Health	8,400	543
Caremark Rx	105,400	4,985
Celesio (EUR)	10,546	541
Centene (2)	9,000	235

DaVita (2)	4,200	223
Express Scripts (2)	34,700	2,367
HealthExtras (2)	7,800	167
Healthspring (2)	2,900	56
Henry Schein (2)	9,200	474
Humana (2)	14,800	801
LifePoint Hospitals (2)	9,500	330
Medco (2)	35,100	1,762
Odyssey Healthcare (1)(2)	1,900	24
Sunrise Senior Living (1)(2)	20,300	648
Symbion (1)(2)	7,000	124
United Surgical Partners International (1)(2)	12,050	307
UnitedHealth Group	185,700	9,114
Visicu (1)(2)	300	3
VistaCare, Class A (1)(2)	3,600	40
WellPoint (2)	61,800	4,676
		34,716
Life Sciences Tools & Services 0.1%		
Exelixis (2)	9,000	78
Nektar Therapeutics (1)(2)	1,300	21
Thermo Fisher Scientific (2)	24,300	1,065
		1,164
Pharmaceuticals 4.3%		
Alexza Pharmaceuticals (2)	1,700	14
Allergan	15,200	1,772
Astellas Pharma (JPY)	7,600	332
Atherogenics (1)(2)	6,900	85
Cadence Pharmaceuticals (1)(2)	1,500	20
Eisai (JPY)	10,000	533
GlaxoSmithKline (GBP)	46,771	1,244
GlaxoSmithKline ADR (1)	19,200	1,020
Inspire Pharmaceuticals (1)(2)	8,900	42
Johnson & Johnson	25,300	1,667

Kobayashi Pharmaceutical (JPY)	7,500	272
Medicines Company (2)	4,400	126
Medicis Pharmaceutical, Class A (1)	8,900	328
Merck	229,500	10,215
Novartis (CHF)	73,041	4,264
Noven Pharmaceuticals (2)	7,200	171
Pfizer	99,732	2,742
Roche Holding (CHF)	19,454	3,520
Sanofi-Aventis (EUR) (1)	21,716	1,909
Schering-Plough	147,200	3,240
Sepracor (1)(2)	48,300	2,696
Takeda Chemical Industries (JPY)	10,300	672
Wyeth	175,760	8,486
Xenoport (1)(2)	2,800	75
		45,445
Total Health Care		130,731

INDUSTRIALS & BUSINESS SERVICES 9.4%

Aerospace & Defense 1.0%

Argon ST (2)	3,100	70
Armor Holdings (2)	8,200	464
Finmeccanica (EUR)	12,737	316
General Dynamics	41,900	3,136
Lockheed Martin (1)	34,700	3,139
Moog, Class A (2)	7,400	271
QinetiQ (GBP)	78,700	289
Rockwell Collins (1)	22,600	1,364
Rolls-Royce (GBP) (2)	50,025	420
Rolls-Royce, Class B (GBP)	2,185,631	4
Teledyne Technologies (2)	10,100	406
United Technologies	18,200	1,174
		11,053

Air Freight & Logistics 0.1%		
EGL (2)	8,800	281
Pacer International	2,300	69
Panalpina Welttransport Holding (CHF)	4,202	528
UTi Worldwide	8,100	241
Yusen Air & Sea Service (JPY) (1)	14,000	294
		1,413
Airlines 0.1%		
AirTran (1)(2)	4,200	52
All Nippon Airways (JPY) (1)	98,000	359
British Airways (GBP) (2)	44,532	432
Frontier Airlines Holdings (1)(2)	5,200	43
Midwest Air Group (1)(2)	3,000	25
Qantas Airways (AUD)	62,454	244
		1,155
Building Products 0.1%		
JS Group (JPY)	16,200	324
Nichias (JPY)	38,000	270
Trex (1)(2)	1,300	29
		623
Commercial Services & Supplies 0.9%		
Angelica (1)	5,100	112
G & K Services, Class A (1)	7,400	293
Herman Miller	3,400	119
Kforce (2)	9,300	124
LECG (1)(2)	9,300	170
Multi-Color	2,800	94
Pike Electric (1)(2)	5,200	82
R.R. Donnelley	85,700	3,023
Resources Global Professionals (2)	11,100	322
Ritchie Bros Auctioneers	5,000	270
Synagro Technologies (1)	16,600	75

Waste Connections (2)	7,600	307
Waste Management	120,343	4,406
		9,397
Construction & Engineering 0.2%		
Acciona (EUR)	8,327	1,524
Insituform Technologies (1)(2)	5,700	147
		1,671
Electrical Equipment 0.2%		
A.O. Smith	12,500	447
Baldor Electric	13,300	462
Belden CDT (1)	9,100	362
Mitsubishi Electric (JPY)	65,000	591
Woodward Governor	2,100	80
		1,942
Industrial Conglomerates 3.1%		
DCC (EUR)	41,032	1,251
GE	620,000	21,874
Hutchison Whampoa (HKD)	36,200	340
Orkla (NOK) (1)	12,600	708
Sembcorp (SGD)	307,020	739
Tomkins (GBP)	75,847	356
Tyco International	255,300	7,733
		33,001
Machinery 2.4%		
3-D Systems (1)(2)	3,300	47
Accuride (1)(2)	10,400	117
Actuant, Class A (1)	7,580	410
Cargotec (EUR)	17,915	884
Cascade	3,400	178
Danaher	137,900	10,083
Deere	71,900	6,902
ESCO Technologies (2)	5,200	230

Fanuc (JPY)	4,700	428
Glory Limited (JPY)	14,000	257
Graco	7,750	324
Harsco	6,700	523
IDEX	2,700	130
Illinois Tool Works	40,400	1,907
Joy Global	23,600	1,036
Lindsay Manufacturing (1)	7,900	272
RBC Bearings (2)	7,800	227
Toro	13,300	597
Volvo, Series B (SEK) (1)	9,300	606
		25,158
Marine 0.1%		
Nippon Yusen (JPY) (1)	79,000	553
		553
Road & Rail 1.0%		
Arriva (GBP)	26,465	362
Burlington Northern Santa Fe	54,100	4,066
Heartland Express	3,945	61
Knight Transportation (1)	15,675	276
Norfolk Southern	91,600	4,511
Ryder System	2,200	115
Union Pacific	14,100	1,277
		10,668
Trading Companies & Distributors 0.2%		
Applied Industrial Technologies	10,800	307
Electro Rent (1)(2)	4,300	65
H&E Equipment Services (2)	8,100	196
Interline Brands (2)	8,500	207
Mitsui (JPY)	45,000	613
NuCo2 (1)(2)	6,200	155
Sumitomo (JPY) (1)	40,000	561
Transdigm Group (2)	2,100	51

Univar NV (EUR)	9,226	484
		2,639
Transportation Infrastructure 0.0%		
Macquarie Infrastructure, Equity Units (AUD)	71,809	199
		199
Total Industrials & Business Services		99,472

INFORMATION TECHNOLOGY 14.0%

Communications Equipment 2.9%		
Acme Packet (2)	1,100	19
ADTRAN	8,100	177
Cisco Systems (2)	289,100	7,771
Corning (2)	378,300	8,156
Finisar (1)(2)	36,300	139
IXIA (1)(2)	6,000	57
Juniper Networks (2)	176,600	3,760
LM Ericsson (SEK)	490,100	1,901
Lucent Technologies (1)(2)	1,152,900	2,940
Motorola	10,700	237
Nokia (EUR)	78,678	1,585
Nokia ADR	160,200	3,239
Optium (1)(2)	2,100	42
Packeteer (2)	2,700	32
QUALCOMM	15,900	582
Tekelec (1)(2)	3,800	61
		30,698
Computers & Peripherals 0.8%		
Acer (TWD)	40,800	88
Apple Computer (2)	54,900	5,033
Dell (2)	36,500	994
EMC (2)	143,700	1,884
Emulex (2)	8,000	167

Hitachi Maxell (JPY) (1)	20,700	292
Intermec (1)(2)	1,900	48
Neoware (2)	3,500	39
Synaptics (1)(2)	3,800	109
Xyratex (2)	3,500	77
		8,731

Electronic Equipment & Instruments 0.2%

Cogent (1)(2)	2,300	26
DTS (2)	4,400	110
Global Imaging Systems (2)	1,600	34
Hamamatsu Photonics (JPY) (1)	12,100	350
HOYA (JPY)	9,500	374
KEMET (1)(2)	12,300	90
Littelfuse (2)	6,400	200
Methode Electronics	6,900	77
MTS Systems	6,600	253
National Instruments	4,500	131
Newport (2)	6,500	141
Orbotech (2)	5,000	128
Plexus (2)	2,400	58
Scansource (2)	4,600	140
Venture (SGD)	21,000	189
		2,301

Internet Software & Services 1.6%

24/7 Media (1)(2)	13,500	118
Bankrate (1)(2)	4,400	161
CNET Networks (1)(2)	20,100	182
Digital Insight (2)	4,600	176
Digital River (1)(2)	3,900	230
Digitas (2)	9,000	97
eBay (2)	44,400	1,436
Google, Class A (2)	18,620	9,029
Monster Worldwide (2)	46,400	2,025

Websense (2)	7,100	181
WebSideStory (1)(2)	1,600	19
Yahoo! (2)	107,800	2,910
		16,564

IT Services 1.6%

Automatic Data Processing	102,100	4,924
CACI International, Class A (2)	5,500	329
First Data	214,000	5,404
Global Payments	9,000	412
Heartland Payment Systems (1)	2,400	68
Logica (GBP)	48,569	169
Maximus	5,400	158
MPS Group (2)	18,800	282
Paychex	5,700	225
RightNow Technologies (1)(2)	9,400	155
transcosmos (JPY) (1)	16,200	336
Western Union (2)	214,000	4,879
		17,341

Office Electronics 0.2%

Canon (JPY)	22,000	1,161
Neopost (EUR)	3,464	446
		1,607

Semiconductor & Semiconductor Equipment 3.5%

Advanced Analogic Technologies (2)	10,700	59
AMIS Holdings (1)(2)	5,300	57
Analog Devices	76,800	2,498
Applied Materials (1)	104,800	1,884
Atheros Communications (1)(2)	4,100	93
ATMI (2)	2,600	85
Brooks-Pri Automation (2)	8,400	117
Cabot Microelectronics (1)(2)	3,500	111
Conexant Systems (1)(2)	89,200	195
Cymer (1)(2)	6,100	288

Entegris (1)(2)	27,039	288
Exar (2)	8,500	115
FEI (1)(2)	5,800	141
Intel	351,400	7,502
Lattice Semiconductor (2)	16,500	112
Linear Technology (1)	66,100	2,125
Marvell Technology Group (2)	220,600	4,553
Mattson Technology (2)	4,900	47
Maxim Integrated Products	143,300	4,511
Microsemi (2)	1,700	35
MKS Instruments (2)	7,700	160
Nextest Systems (1)(2)	5,700	60
ON Semiconductor (1)(2)	1,800	12
PDF Solutions (1)(2)	10,000	147
Power Integrations (2)	6,400	178
Semtech (2)	13,500	177
Silicon Laboratories (1)(2)	5,900	190
SOITEC (EUR) (2)	19,641	660
Texas Instruments	188,300	5,564
Tokyo Electron (JPY) (1)	8,300	640
Virage Logic (1)(2)	3,100	28
Xilinx (1)	142,600	3,822
Zarlink Semiconductor (1)(2)	16,900	34
		36,488

Software 3.2%

Adobe Systems (2)	70,900	2,845
Altiris (2)	5,100	126
Autodesk (2)	52,000	2,141
Bottomline Technologies (1)(2)	5,700	60
Catapult Communications (1)(2)	3,200	28
FactSet Research Systems	8,250	436
Hyperion Solutions (2)	5,600	206
Intuit (2)	40,400	1,272
Jack Henry & Associates (1)	21,500	470

Kronos (2)	6,650	235
Microsoft	697,000	20,443
Motive (1)(2)	6,500	21
Open Solutions (1)(2)	3,200	119
Oracle (2)	234,100	4,455
Progress Software (2)	6,600	179
Quest Software (2)	11,800	169
Red Hat (1)(2)	6,300	110
SPSS (2)	4,100	116
THQ (1)(2)	7,400	241
TomTom (EUR) (1)(2)	8,820	424
Wind River Systems (2)	9,000	96
		34,192
Total Information Technology		147,922

MATERIALS 4.9%

Chemicals 2.2%

Airgas	10,200	434
Arch Chemicals	9,200	303
Asahi Kasei (JPY)	58,000	374
BASF (EUR)	6,785	627
Dow Chemical	71,100	2,845
DuPont	142,061	6,667
Ferro	8,400	175
Koninklijke DSM NV (EUR)	12,406	592
MacDermid	6,400	209
Material Sciences (2)	5,700	69
Minerals Technologies	4,200	239
Mitsubishi Gas Chemical (JPY)	72,000	701
Monsanto	58,700	2,822
Potash Corp of Saskatchewan (1)	47,100	6,629
Symyx Technologies (2)	3,600	79
Tosoh (JPY)	46,000	201

Wacker Chemie (EUR) (1)	1,700	233
		23,199
Construction Materials 0.1%		
Boral (AUD) (1)	76,245	447
CEMEX, Equity Units (MXN)	118,104	385
Holcim (CHF)	4,358	392
		1,224
Containers & Packaging 0.0%		
Chesapeake Corporation	5,800	94
Smurfit-Stone Container (2)	1,400	15
		109
Metals & Mining 2.1%		
Anglo American (GBP)	31,835	1,481
BlueScope Steel (AUD) (1)	111,865	707
Corus Group (GBP)	105,083	1,036
Gibraltar Industries	4,050	89
Lihir Gold (AUD) (2)	60,540	145
Meridian Gold (2)	13,000	400
Nippon Steel (JPY) (1)	225,000	1,009
Nucor	53,000	3,172
Phelps Dodge	91,200	11,217
Rio Tinto (AUD) (1)	11,964	701
SSAB Svenskt Stal, Series A (SEK)	80,652	1,700
ThyssenKrupp (EUR)	17,847	690
		22,347
Paper & Forest Products 0.5%		
International Paper	105,000	3,475
Weyerhaeuser (1)	30,700	1,986
		5,461
Total Materials		52,340

TELECOMMUNICATION SERVICES 2.4%

Diversified Telecommunication Services 0.5%

NTELOS (2)	6,100	96
Premiere Global Services (2)	7,100	58
Telefonica SA (EUR) (1)	68,019	1,379
Telenor ASA (NOK)	54,900	943
TeliaSonera (SEK)	126,500	958
Telus	38,200	1,835
Time Warner Telecom, Class A (2)	11,600	212
		5,481

Wireless Telecommunication Services 1.9%

America Movil ADR, Series L	96,100	4,274
American Tower Systems, Class A (2)	133,200	5,044
Bouygues (EUR) (1)	15,267	908
KDDI (JPY)	119	795
Rogers Communications, Class B	42,500	2,601
SBA Communications (2)	3,100	88
Sprint Nextel	205,300	4,005
Starhub (SGD)	284,571	429
Vodafone ADR	67,900	1,790
		19,934
Total Telecommunication Services		25,415

UTILITIES 1.4%

Electric Utilities 0.9%

Cleco	6,100	156
E.ON AG (EUR)	19,428	2,498
El Paso Electric (2)	5,200	129
Empire District Electronics	4,800	115
Exelon	45,550	2,766
FirstEnergy	46,719	2,796
TEPCO (JPY)	29,200	910

Unisource Energy	9,200	338
		9,708
Gas Utilities 0.1%		
SEMCO Energy (2)	8,800	55
Southwest Gas	9,600	360
Toho Gas (JPY) (1)	48,000	220
		635
Independent Power Producers & Energy Traders 0.2%		
Black Hills (1)	2,900	104
Dynegy, Class A (2)	66	–
TXU	44,800	2,571
		2,675
Multi-Utilities 0.2%		
AEM (EUR) (1)	154,380	493
Alinta (AUD) (1)	52,972	431
United Utilities (GBP)	73,953	1,099
		2,023
Total Utilities		15,041
Total Common Stocks (Cost $627,583)		882,738
PREFERRED STOCKS 0.1%		
HEALTH CARE 0.1%		
Health Care Equipment & Supplies 0.1%		
Fresenius (EUR)	3,317	665
Total Preferred Stocks (Cost $193)		665
CORPORATE BONDS 2.5%		
3M Company, 5.125%, 11/6/09	63,000	63
ACE INA Holdings, 5.875%, 6/15/14	100,000	103

Alabama Power, VR, 5.59%, 8/25/09	175,000	175
Alcan Aluminum, 5.00%, 6/1/15	180,000	174
Alcoa, 6.00%, 1/15/12	115,000	119
Amerada Hess, 7.875%, 10/1/29	65,000	78
America Movil, 6.375%, 3/1/35	100,000	99
American Express, 5.25%, 9/12/11	165,000	167
American General Finance, 5.40%, 12/1/15	180,000	181
Amgen, 4.00%, 11/18/09	140,000	137
Appalachian Power, 6.375%, 4/1/36	90,000	96
Archstone-Smith Operating Trust, 5.25%, 5/1/15	115,000	115
AT&T, 5.10%, 9/15/14	115,000	113
AT&T, 5.30%, 11/15/10	100,000	101
AT&T, 6.45%, 6/15/34	220,000	232
AT&T Broadband, 8.375%, 3/15/13	225,000	259
AT&T Wireless, 7.875%, 3/1/11	110,000	121
Atmos Energy, 4.00%, 10/15/09	120,000	116
Avalonbay Communities, 6.125%, 11/1/12	110,000	115
Baker Hughes, 6.875%, 1/15/29	110,000	128
Bank of America, 4.875%, 9/15/12	190,000	189
Bank of America, 5.75%, 8/15/16	145,000	150
Bank of America Capital Trust, 5.625%, 3/8/35	225,000	218
Bank One, 5.25%, 1/30/13	155,000	156
Barclays Bank, 5.926%, 12/31/49 (3)	100,000	102
BB&T Capital Trust II, 6.75%, 6/7/36	230,000	259
Bear Stearns Companies, 5.50%, 8/15/11	135,000	137
Bear Stearns Companies, 5.55%, 1/22/17	75,000	76
BHP Finance, 4.80%, 4/15/13	215,000	211
Black Hills, 6.50%, 5/15/13	90,000	92
Boardwalk Pipelines, 5.50%, 2/1/17	30,000	30
Boeing Capital, 6.10%, 3/1/11	170,000	178

Bunge Limited Finance, 4.375%, 12/15/08	115,000	113
Capital One Bank, 6.50%, 6/13/13	200,000	213
Cardinal Health, VR, 5.64%, 10/2/09 (3)	130,000	130
CE Electric UK Funding, 6.995%, 12/30/07 (3)	90,000	91
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	175,000	170
Centerpoint Energy, 7.25%, 9/1/10	75,000	80
Centex, 5.45%, 8/15/12	130,000	129
Cisco Systems, 5.25%, 2/22/11	155,000	157
CIT Group, 6.00%, 4/1/36	110,000	111
Citigroup, 5.00%, 9/15/14	200,000	198
Citigroup, 5.30%, 1/7/16	150,000	152
Comcast, 4.95%, 6/15/16	90,000	85
Comcast, 5.875%, 2/15/18	150,000	151
ConocoPhillips, 5.90%, 10/15/32	130,000	137
Countrywide Financial, 6.25%, 5/15/16	230,000	238
Cox Communications, 7.125%, 10/1/12	190,000	205
Credit Suisse First Boston, 5.50%, 8/16/11	120,000	122
CRH America, 6.00%, 9/30/16	170,000	174
CSX, 6.00%, 10/1/36	95,000	98
D.R. Horton, 5.625%, 9/15/14	170,000	165
DaimlerChrysler, VR, 5.82%, 8/3/09	115,000	115
DaimlerChrysler, 6.50%, 11/15/13	125,000	130
Devon Financing, 6.875%, 9/30/11	170,000	182
Diamond Offshore Drilling, 4.875%, 7/1/15	85,000	81
Diamond Offshore Drilling, 5.15%, 9/1/14	65,000	64
Dow Chemical, 6.125%, 2/1/11	70,000	73
Duke Capital, 6.25%, 2/15/13	150,000	157
Dun & Bradstreet, 5.50%, 3/15/11	85,000	86
El Paso Electric, 6.00%, 5/15/35	145,000	145
Emerson Electric, 4.75%, 10/15/15	250,000	243

EnCana Holdings Finance, 5.80%, 5/1/14	125,000	127
Enterprise Products Operations, 4.95%, 6/1/10	200,000	198
ERAC USA Finance Company, 5.60%, 5/1/15 (3)	305,000	303
Exelon Generation, 5.35%, 1/15/14	165,000	164
Federal Realty Investment Trust, 6.00%, 7/15/12	65,000	67
First Union, 6.40%, 4/1/08	40,000	41
FirstEnergy, 6.45%, 11/15/11	130,000	137
Florida Power & Light, 6.20%, 6/1/36 (3)	60,000	66
Ford Motor Credit, 5.80%, 1/12/09	245,000	239
Fortune Brands, 5.125%, 1/15/11	95,000	94
France Telecom, STEP, 7.75%, 3/1/11	100,000	110
Franklin Resources, 3.70%, 4/15/08	30,000	29
Fund American Companies, 5.875%, 5/15/13	115,000	116
GATX, 5.50%, 2/15/12	115,000	116
GE Capital, 5.375%, 10/20/16	245,000	249
GE Capital, 5.875%, 2/15/12	325,000	338
GE Capital, 6.00%, 6/15/12	520,000	544
Genentech, 4.75%, 7/15/15	100,000	97
Genworth Financial, 5.75%, 6/15/14	115,000	119
Genworth Financial, 6.15%, 11/15/66	75,000	76
Goldman Sachs Capital I, 6.345%, 2/15/34	490,000	510
Halliburton, 5.50%, 10/15/10	190,000	192
Harrah's Operating, 5.50%, 7/1/10	135,000	131
Hartford Financial Services, 4.75%, 3/1/14	170,000	165
Hartford Financial Services, 5.25%, 10/15/11	90,000	91
HBOS, 6.00%, 11/1/33 (3)	250,000	262
Highmark, 6.80%, 8/15/13 (3)	90,000	95
Home Depot, 5.40%, 3/1/16	290,000	289
HSBC Finance, 5.00%, 6/30/15	150,000	147
HSBC Finance, 5.50%, 1/19/16	300,000	305

HSBC Holdings, 6.50%, 5/2/36	100,000	111
Huntington National Bank, 4.375%, 1/15/10	120,000	117
International Lease Finance Corporation, 5.45%, 3/24/11	160,000	162
International Speedway, 4.20%, 4/15/09	55,000	54
J.C. Penney, 9.00%, 8/1/12	125,000	146
Jefferies Group, 6.25%, 1/15/36	115,000	115
John Deere Capital, 7.00%, 3/15/12	90,000	98
Kinder Morgan Finance, 5.70%, 1/5/16	175,000	163
Kroger, 8.05%, 2/1/10	120,000	129
Lafarge, 6.15%, 7/15/11	70,000	72
Legg Mason, 6.75%, 7/2/08	65,000	67
Lehman Brothers, 5.75%, 1/3/17	205,000	209
Lennar, 5.60%, 5/31/15	175,000	170
Mangrove Bay Pass Thru Trust, 6.102%, 7/15/33 (3)	100,000	99
Marsh & McLennan, 5.375%, 7/15/14	180,000	175
MBNA America Bank, 4.625%, 8/3/09	125,000	124
McCormick & Co., 5.20%, 12/15/15	135,000	134
MDC Holdings, 5.50%, 5/15/13	160,000	154
Medtronic, 4.75%, 9/15/15	185,000	178
Merrill Lynch, 6.05%, 5/16/16	285,000	300
Merrill Lynch, 6.22%, 9/15/26	170,000	179
MetLife, 6.125%, 12/1/11	120,000	126
MidAmerican Energy, 6.125%, 4/1/36	130,000	136
Mizuho Capital Investment, 6.686%, 3/31/49 (3)	56,000	57
Monongahela Power, 5.70%, 3/15/17 (3)	160,000	163
Morgan Stanley, 6.25%, 8/9/26	55,000	59
MUFG Capital Finance, 6.346%, 7/25/49	100,000	101
Nationwide Financial Services, 5.90%, 7/1/12	115,000	119
Nationwide Mutual Insurance, 6.60%, 4/15/34 (3)	65,000	66
Newmont Mining, 5.875%, 4/1/35	70,000	68

News America, 6.40%, 12/15/35	155,000	159
Nextel Communications, 6.875%, 10/31/13	75,000	76
NLV Financial, 7.50%, 8/15/33 (3)	70,000	77
Norfolk Southern, 6.00%, 4/30/08	190,000	192
Northern Trust, 4.60%, 2/1/13	50,000	49
Northern Trust, 5.30%, 8/29/11	100,000	101
Northrop Grumman, 7.125%, 2/15/11	145,000	156
NVR, 5.00%, 6/15/10	55,000	54
Oracle, 5.00%, 1/15/11	170,000	170
Owens Corning, 6.50%, 12/1/16 (3)	50,000	51
Pacific Gas & Electric, 4.80%, 3/1/14	95,000	93
Panhandle Eastern Pipeline, 4.80%, 8/15/08	45,000	44
Petro-Canada, 5.95%, 5/15/35	120,000	118
Praxair, 2.75%, 6/15/08	100,000	97
Principal Financial Group, 6.05%, 10/15/36	115,000	122
Principal Life Global Funding I, 5.125%, 10/15/13 (3)	110,000	110
Procter & Gamble, 4.95%, 8/15/14	200,000	199
Progress Energy, 5.625%, 1/15/16	160,000	162
Public Service of New Mexico, 4.40%, 9/15/08	95,000	94
Pulte Homes, 5.20%, 2/15/15	175,000	168
Reckson Operating Partnership, 6.00%, 3/31/16	105,000	105
Residential Capital, 6.125%, 11/21/08	95,000	96
Rogers Cable, 5.50%, 3/15/14	100,000	95
Sabmiller, 6.20%, 7/1/11 (3)	185,000	191
Sealed Air, 5.375%, 4/15/08 (3)	90,000	90
Security Benefit Life Insurance, 7.45%, 10/1/33 (3)	45,000	52
Simon Property Group, 3.75%, 1/30/09	110,000	107
SLM Corporation, VR, 4.94%, 4/1/09	90,000	86
SLM Corporation, VR, 5.577%, 1/26/09	125,000	126
Southern California Edison, 4.65%, 4/1/15	175,000	168

Southern California Gas, 5.75%, 11/15/35	210,000	219
Sovereign Capital Trust VI, 7.908%, 6/13/36	130,000	149
Sprint Capital, 6.875%, 11/15/28	30,000	31
Sun Life Financial Global Funding, VR, 5.64%, 10/6/13 (3)	180,000	180
Target, 4.00%, 6/15/13	180,000	169
Telefonica Emisiones, 6.421%, 6/20/16	170,000	178
Telefonos de Mexico, 5.50%, 1/27/15	80,000	78
Telus, 8.00%, 6/1/11	160,000	177
Teva Pharmaceutical Finance, 5.55%, 2/1/16	70,000	70
Time Warner, 5.50%, 11/15/11	125,000	126
Time Warner Entertainment, 7.25%, 9/1/08	140,000	145
Time Warner Entertainment, 8.375%, 3/15/23	150,000	179
Torchmark, 6.375%, 6/15/16	115,000	121
Transatlantic Holdings, 5.75%, 12/14/15	125,000	126
Tyco International, 6.375%, 10/15/11	180,000	190
U.S. Bancorp, 4.50%, 7/29/10	175,000	173
United Technologies, 5.40%, 5/1/35	75,000	75
Vale Overseas, 6.875%, 11/21/36	150,000	153
Valero Energy, 3.50%, 4/1/09	270,000	260
Verizon Communications, 5.55%, 2/15/16	275,000	277
Verizon Global Funding, 7.75%, 12/1/30	85,000	101
Viacom, 5.75%, 4/30/11	105,000	106
Virginia Electric & Power, 6.00%, 1/15/36	145,000	150
Wachovia, 5.50%, 8/1/35	75,000	74
Wachovia Bank, 4.875%, 2/1/15	225,000	220
Wal-Mart Stores, 5.25%, 9/1/35	140,000	133
Webster Financial, 5.125%, 4/15/14	115,000	112
WellPoint, 5.00%, 1/15/11	95,000	95
Wells Fargo, 4.875%, 1/12/11	160,000	160
Wells Fargo Bank, 4.75%, 2/9/15	250,000	243

Westar Energy, 5.10%, 7/15/20	70,000	67
WM Wrigley, 4.65%, 7/15/15	50,000	48
WPD Holdings, 6.875%, 12/15/07 (3)	65,000	66
Xstrata Finance Canada, 5.50%, 11/16/11 (3)	65,000	65
XTO Energy, 5.65%, 4/1/16	95,000	95
Yum! Brands, 7.70%, 7/1/12	95,000	105
Total Corporate Bonds (Cost $25,911)		26,277

ASSET-BACKED SECURITIES 0.6%

AmeriCredit Automobile Receivables Trust Series 2006-RM, Class A3, 5.53%, 1/6/14	450,000	458
Capital Auto Receivables Asset Trust Series 2006-1, Class B, 5.26%, 10/15/10	210,000	211
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A4A, 5.46%, 3/20/10 (3)	700,000	705
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class B, 5.50%, 4/20/10 (3)	100,000	101
Chase Funding Mortgage Loan Series 2002-2, Class 1M1, 5.599%, 9/25/31	18,364	18
Credit Based Asset Services & Securitization Series 2006-CB3, Class AV3, VR, 5.49%, 3/25/36	525,000	526
Credit-Based Asset Services & Securitization Series 2005-CB5, Class AF2, VR, 4.831%, 8/25/35	425,000	421
Detroit Edison Securitization Funding Series 2001-1, Class A5, 6.42%, 3/1/15	300,000	321
GE Capital Credit Card Master Note Trust Series 2006-1, Class A, 5.08%, 9/17/12	190,000	191
GE Equipment Small Ticket Series 2005-1A, Class A4, 4.51%, 12/22/14 (3)	225,000	223
Hyundai Auto Receivables Trust Series 2006-A, Class A4, 5.26%, 6/25/14	250,000	251
Marriott Vacation Club Owner Trust Series 2006-1A, Class A, 5.737%, 4/20/28 (3)	453,689	462
Marriott Vacation Club Owner Trust Series 2006-2A, Class A, 5.362%, 10/20/28 (3)	200,000	201

MBNA Credit Card Master Note Trust Series 2005-A3, Class A3, 4.10%, 10/15/12	325,000	318
New Century Home Equity Loan Trust Series 2005-A, Class A6, VR, 4.954%, 8/25/35	520,000	514
New Century Home Equity Loan Trust Series 2005-A, Class M2, VR, 5.344%, 8/25/35	130,000	129
Peco Energy Transition Trust Series 2001-A, Class A1, 6.52%, 12/31/10	275,000	290
PSE&G Transition Funding Series 2001-1, Class A6, 6.61%, 6/15/15	300,000	326
Reliant Energy Transition Bond Series 2001-1, Class A4, 5.63%, 9/15/15	175,000	180
Triad Automobile Receivable Owner Trust Series 2006-B, Class A4, 5.52%, 11/12/12	350,000	357
Total Asset-Backed Securities (Cost $6,163)		6,203

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.5%

Banc of America Commercial Mortgage Series 2003-1, Class A2, CMO, 4.648%, 9/11/36	400,000	392
Banc of America Commercial Mortgage Series 2006-6, Class A4, CMO, 5.356%, 12/10/16	215,000	219
Bank of America Mortgage Securities Series 2003-L, Class 2A2, CMO, VR, 4.263%, 1/25/34	227,095	224
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, VR, 4.121%, 2/25/34	126,404	124
Bank of America Mortgage Securities Series 2004-D, Class 2A2, CMO, VR, 4.197%, 5/25/34	83,969	82
Bank of America Mortgage Securities Series 2004-H, Class 2A2, CMO, VR, 4.754%, 9/25/34	73,444	73
Bank of America Mortgage Securities Series 2004-I, Class 3A2, CMO, VR, 4.923%, 10/25/34	85,786	85
Bank of America Mortgage Securities Series 2005-A, Class 2A2, CMO, VR, 4.46%, 2/25/35	725,812	714
Bank of America Mortgage Securities Series 2005-J, Class 2A1, CMO, VR, 5.094%, 11/25/35	355,122	355

Bank of America Mortgage Securities Series 2005-J, Class 3A1, CMO, VR, 5.272%, 11/25/35	179,847	179
Bear Stearns Commercial Mortgage Securities Series 2004-T14, Class A2, CMO, 4.17%, 4/12/41	575,000	563
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A1, CMO, 5.085%, 12/11/40	492,812	493
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4, CMO, 4.674%, 6/11/41	225,000	217
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB, CMO, 4.804%, 9/11/42	300,000	295
Bear Stearns Commercial Mortgage Securities Series 2005-T18, Class A1, CMO, 4.274%, 2/13/42	156,733	154
Bear Stearns Commercial Mortgage Securities Series 2005-T20, Class A1, CMO, 4.94%, 10/12/42	283,601	283
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, CMO, VR, 5.895%, 9/11/38	575,000	602
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4, CMO, 5.54%, 9/11/41	600,000	619
Citigroup Commercial Mortgage Trust Series 2004-C2, Class A1, CMO, 3.787%, 10/15/41	113,845	111
Citigroup Mortgage Loan Trust Series 2006-AR1, Class 2A1, CMO, VR, 4.70%, 3/25/35	493,437	488
Citigroup Mortgage Loan Trust Series 2006-AR2, Class 1AB, CMO, 5.591%, 3/25/36	183,738	184
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-C1, Class AJ, CMO, VR, 5.40%, 7/15/44	275,000	278
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5, CMO, 5.617%, 10/15/48	750,000	779
Commercial Mortgage PTC Series 2005-LP5, Class A1, CMO, 4.235%, 5/10/43	145,992	144
Credit Suisse Mortgage Capital Certification Series 2006-C4, Class A3, CMO, 5.467%, 9/15/39	475,000	487
DLJ Commercial Mortgage Series 1999-CG2, Class A1B, CMO, 7.30%, 6/10/32	200,000	209
GE Capital Commercial Mortgage Series 2001-1, Class A2, CMO, 6.531%, 5/15/33	225,000	237

GE Capital Commercial Mortgage Series 2005-C4, Class A1, CMO, 5.082%, 11/10/45	308,244	309
GMAC Commercial Mortgage Securities Series 2001-C2, Class A2, CMO, 6.70%, 4/15/34	275,000	292
Greenwich Capital Commercial Funding Series 2004-GG1A, Class A2, CMO, 3.835%, 6/10/36	42,015	42
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2, CMO, 4.305%, 8/10/42	500,000	489
Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB, CMO, VR, 4.619%, 8/10/42	85,000	83
GSR Mortgage Loan Trust Series 2005-AR6, Class 3A1, CMO, VR, 4.561%, 9/25/35	384,879	381
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIB2, Class A2, CMO, 6.244%, 4/15/35	550,848	561
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3, CMO, 6.26%, 3/15/33	259,591	270
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, CMO, VR, 4.824%, 10/15/42	475,000	468
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, CMO, 5.481%, 12/12/44	650,000	665
LB-UBS Commercial Mortgage Trust Series 2003-C8, Class A1, CMO, 3.636%, 11/15/27	464,985	454
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2, CMO, 3.246%, 3/1/29	300,000	288
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A2, CMO, VR, 4.567%, 5/15/29	275,000	272
LB-UBS Commercial Mortgage Trust Series 2005-C1, Class A4, CMO, 4.742%, 2/15/30	450,000	441
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4, CMO, 5.156%, 2/15/31	500,000	501
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, Class A4, CMO, VR, 5.621%, 10/15/48	750,000	776
Washington Mutual Mortgage Securities Corporation Series 2004-AR1, Class A, CMO, VR, 4.229%, 3/25/34	101,670	100
Washington Mutual Mortgage Securities Corporation Series 2005-AR3, Class A2, CMO, VR, 4.642%, 3/25/35	154,870	153

Wells Fargo Mortgage Backed Securities Trust Series 2006-AR16, Class A1, CMO, VR, 5.702%, 10/25/36	622,940	626
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, VR, 4.803%, 1/25/34	266,940	262
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, VR, 4.546%, 3/25/35	153,112	151
Total Non-U.S. Government Mortgage-Backed Securities (Cost $16,161)		16,174

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 4.8%

U.S. Government Agency Obligations (4) 4.6%

Federal Home Loan Mortgage		
4.50%, 11/1/18 – 8/1/35	1,679,884	1,609
5.00%, 12/1/08 – 11/1/35	1,550,630	1,525
5.50%, 3/1/18 – 12/1/33	1,061,039	1,068
6.00%, 10/1/16 – 9/1/34	1,458,962	1,479
6.50%, 3/1/32 – 9/1/32	911,469	932
7.00%, 11/1/30 – 6/1/32	19,662	20
Federal Home Loan Mortgage, ARM		
4.52%, 9/1/32	22,947	23
4.576%, 9/1/35	261,202	254
4.715%, 8/1/35	212,750	208
4.777%, 7/1/35	65,008	65
5.061%, 11/1/35	147,923	146
5.079%, 3/1/36	261,132	258
5.143%, 1/1/36	734,570	738
5.428%, 1/1/36	77,159	77
6.067%, 10/1/36	475,000	480
6.133%, 10/1/36	499,601	506
6.22%, 8/1/36	640,147	651

Federal Home Loan Mortgage, CMO		
5.50%, 8/15/16 - 4/15/28	960,037	966
6.00%, 6/15/35	250,000	259
6.50%, 8/15/30	562,657	579
Federal Home Loan Mortgage, CMO, IO		
4.50%, 7/15/11 - 5/15/28	444,883	30
Federal National Mortgage Assn.		
4.50%, 5/1/18 - 9/1/34	2,790,923	2,707
5.00%, 5/1/19 - 9/1/35	5,450,865	5,348
5.50%, 1/1/17 - 1/1/36	9,312,493	9,324
6.00%, 2/1/33 - 11/1/34	5,113,750	5,172
6.50%, 5/1/17 - 11/1/36	1,564,607	1,598
Federal National Mortgage Assn., ARM		
4.631%, 9/1/35	235,247	230
4.777%, 11/1/35	217,583	217
4.801%, 6/1/35	140,239	139
5.05%, 7/1/35	484,082	480
5.063%, 8/1/36	497,990	496
5.117%, 10/1/35	167,444	167
5.32%, 12/1/35	127,758	128
5.357%, 12/1/35	149,467	150
5.517%, 12/1/35	225,969	227
5.674%, 1/1/36	613,656	619
5.695%, 12/1/35	73,460	74
6.001%, 8/1/36	373,260	379
Federal National Mortgage Assn., CMO		
3.50%, 4/25/13	141,417	139
5.00%, 3/25/15	350,000	348
5.50%, 5/25/27	358,014	358
Federal National Mortgage Assn., CMO, IO		
5.50%, 11/25/28	29,948	2

6.50%, 2/1/32	30,329	6
Federal National Mortgage Assn., TBA		
4.50%, 1/1/18 - 1/1/36	975,000	941
5.00%, 1/1/20 - 1/1/34	2,625,000	2,570
5.50%, 1/1/18 - 1/1/32	1,625,000	1,624
6.00%, 1/1/18	125,000	127
6.50%, 1/1/33	2,141,000	2,184
7.00%, 1/1/33	750,000	770
		48,397
U.S. Government Obligations 0.2%		
Government National Mortgage Assn.		
4.50%, 2/20/35	57,291	55
5.00%, 7/15/33 - 10/20/33	1,783,111	1,756
5.50%, 7/15/33	299,585	300
6.00%, 5/15/26 - 1/20/35	275,391	280
6.50%, 3/15/26 - 9/20/34	47,479	49
7.00%, 3/15/13 - 2/15/30	41,729	43
8.00%, 1/15/22 - 10/20/25	31,485	33
		2,516
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $51,129)		50,913

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 3.9%

U.S. Government Agency Obligations (4) 0.7%		
Federal Home Loan Bank, 5.60%, 6/28/11	555,000	573
Federal Home Loan Mortgage, 4.625%, 2/15/07 (EUR)	470,000	624
Federal Home Loan Mortgage, 4.875%, 3/15/07 (1)	1,750,000	1,748
Federal Home Loan Mortgage, 5.00%, 7/15/14 (1)	450,000	458
Federal Home Loan Mortgage, 5.125%, 2/27/09	290,000	290

Federal National Mortgage Assn., 3.25%, 8/15/08 (1)	1,265,000	1,232
Federal National Mortgage Assn., 4.375%, 9/15/12 (1)	250,000	246
Federal National Mortgage Assn., 6.00%, 5/15/11 (1)	275,000	289
Federal National Mortgage Assn., 7.125%, 6/15/10 (1)	1,220,000	1,313
Federal National Mortgage Assn., 7.125%, 1/15/30 (1)	240,000	311
		7,084
U.S. Treasury Obligations 3.2%		
U.S. Treasury Bonds, 4.50%, 2/15/36 (1)	3,275,000	3,241
U.S. Treasury Bonds, 5.375%, 2/15/31 (1)	270,000	299
U.S. Treasury Bonds, 5.50%, 8/15/28 (1)	985,000	1,098
U.S. Treasury Bonds, 6.00%, 2/15/26 (1)	200,000	233
U.S. Treasury Bonds, 6.25%, 8/15/23 (1)	40,000	47
U.S. Treasury Bonds, 6.25%, 5/15/30 (1)	200,000	246
U.S. Treasury Bonds, 6.375%, 8/15/27 (1)	210,000	257
U.S. Treasury Bonds, 6.50%, 11/15/26 (1)	955,000	1,181
U.S. Treasury Bonds, 8.50%, 2/15/20 (1)	535,000	739
U.S. Treasury Inflation-Indexed Notes, 2.00%, 7/15/14 (1)	1,232,696	1,217
U.S. Treasury Inflation-Indexed Notes, 2.50%, 7/15/16 (1)	1,175,686	1,211
U.S. Treasury Notes, 3.375%, 11/15/08 (1)	625,000	611
U.S. Treasury Notes, 3.50%, 2/15/10 (1)	1,725,000	1,675
U.S. Treasury Notes, 3.625%, 6/30/07 (1)	1,410,000	1,399
U.S. Treasury Notes, 3.875%, 9/15/10 (1)	690,000	676
U.S. Treasury Notes, 4.00%, 2/15/14 (1)	180,000	175
U.S. Treasury Notes, 4.25%, 11/15/13 (1)	290,000	287
U.S. Treasury Notes, 4.375%, 11/15/08	1,990,000	1,981
U.S. Treasury Notes, 4.875%, 8/31/08 (1)(5)	1,330,000	1,335
U.S. Treasury Notes, 4.875%, 2/15/12 (1)	1,900,000	1,940
U.S. Treasury Notes, 5.00%, 8/15/11 (1)	7,850,000	8,048
U.S. Treasury Notes, 5.125%, 5/15/16 (1)	3,000,000	3,150

Total Investments in Securities	
113.6% of Net Assets (Cost $945,699)	**$ 1,202,301**

†	Denominated in U.S. dollars unless otherwise noted
(1)	All or a portion of this security is on loan at November 30, 2006 - see Note 2
(2)	Non-income producing
(3)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period end amounts to $4,570 and represents 0.4% of net assets.
(4)	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
(5)	All or a portion of this security is pledged to cover margin requirements on futures contracts at November 30, 2006.
(6)	Insured by Financial Security Assurance Inc.
(7)	SEC Yield
(8)	Affiliated company - see Note 4
(9)	Seven-day yield
ADR	American Depository Receipts
ARM	Adjustable Rate Mortgage
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CMO	Collateralized Mortgage Obligation
EUR	Euro
GBP	British Pound
GDR	Global Depository Receipts
GDS	Global Depository Shares
HKD	Hong Kong Dollar
IO	Interest Only security for which the fund receives interest on notional principal(par)
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PTC	Pass-Through Certificate
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGD	Singapore Dollar
STEP	Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
TBA	To Be Announced purchase commitment; TBAs totaled $8,216 (0.8% of net assets) at period end; see Note 2.
TWD	Taiwan Dollar
VR	Variable Rate; rate shown is effective rate at period-end

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $913,522)	$ 1,170,291
Affiliated companies (cost $32,177)	32,010
Total investments in securities	1,202,301
Receivable for investment securities sold	11,671
Dividends and interest receivable	3,262
Receivable for shares sold	841
Cash	13
Other assets	854
Total assets	1,218,942
Liabilities	
Obligation to return securities lending collateral	140,071
Payable for investment securities purchased	11,550
Payable for shares redeemed	7,459
Investment management fees payable	516
Due to affiliates	178
Other liabilities	870
Total liabilities	160,644
NET ASSETS	$ 1,058,298
Net Assets Consist of:	
Undistributed net investment income	$ 14,550
Undistributed net realized gain	30,704
Net unrealized gain	256,613
Paid-in capital applicable to 40,658,187 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	756,431
NET ASSETS	$ 1,058,298
NET ASSET VALUE PER SHARE	$ 26.03

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income. The fund pursues this objective by investing in a diversified portfolio typically consisting of about 80% stocks and 20% bonds and money market securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Swap agreements are valued at prices furnished by dealers who make markets in such securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $3,000 for the six months ended November 30, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact on the fund from FIN 48, which is effective for the fund’s fiscal year beginning June 1, 2007.

In September 2006, the Financial Accounting Standards Board (“FASB”) released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended November 30, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Swaps During the six months ended November 30, 2006, the fund was a party to interest rate swaps under which it is obligated to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in interest rates.

TBA Purchase Commitments During the six months ended November 30, 2006, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in money market pooled accounts managed by the fund’s lending agents in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At November 30, 2006, the value of loaned securities was $137,091,000; aggregate collateral consisted of $140,071,000 in money market pooled accounts and U.S. government securities valued at $1,063,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $125,980,000 and $148,676,000, respectively, for the six months ended November 30, 2006. Purchases and sales of U.S. government securities aggregated $77,797,000 and $64,200,000, respectively, for the six months ended November 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2006.

At November 30, 2006, the cost of investments for federal income tax purposes was $945,699,000. Net unrealized gain aggregated $256,613,000 at period-end, of which $267,785,000 related to appreciated investments and $11,172,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2006, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through September 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.00%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation.

However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2010. At November 30, 2006, there were no amounts subject to repayment.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2006, expenses incurred pursuant to these service agreements were $63,000 for Price Associates, $309,000 for T. Rowe Price Services, Inc., and $460,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended November 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $441,000, and the value of shares of the T. Rowe Price Reserve Funds held at November 30, 2006, and May 31, 2006, was $16,752,000 and $8,766,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund), as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Personal Strategy Growth Fund does not incur duplicate fees for its assets invested in the High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $37,000 of management fees permanently waived pursuant to this agreement. During the six months ended November 30, 2006, purchases and sales of the High Yield Fund were $673,000 and $0, respectively. For the six months then ended, net investment income was $574,000. At November 30, 2006, and May 31, 2006, the value of shares of the High Yield Fund held were $15,258,000 and $14,373,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 16, 2007